                                                                    EXHIBIT 32.1

           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS
  PURSUANT TO U.S.C. SEC. 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     Each of the undersigned officers of InkSure Technologies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge:

     (i)  That the Quarterly Report for the fiscal quarter ended June 30, 2010
          (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2010           By: /s/ Tal Gilat
                               ------------------------
                               Tal Gilat, President and Chief Executive Officer
                               (Principal Executive Officer)

Dated: July 30, 2010           By: /s/Tzlil Peker
                               ---------------------
                               Tzlil Peker, Chief Financial Officer
                               (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.